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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)          April 23, 2003
                                                 ----------------------------




                                  AMETEK, Inc.
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             (Exact name of registrant as specified in its charter)



          DELAWARE                         1-12981               14-1682544
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(State or other jurisdiction of          (Commission          (I.R.S. Employer
incorporation or organization)           File Number)        Identification No.)



37 North Valley Road, Building 4, P.O. Box 1764, Paoli, Pennsylvania    19301
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           (Address of principal executive offices)                   (Zip Code)



    Registrant's telephone number, including area code   610-647-2121
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                                  AMETEK, Inc.


Item 7.  Financial Statements and Exhibits.


(c)      Exhibit


         Exhibit Number                    Description
         --------------                    -----------

            99(a) Copy of press release issued by AMETEK, Inc. on April 22, 2003.

Item 9.  Regulation FD Disclosure

       The following information is being furnished pursuant to Item 12. "Results of Operations and Financial Condition" of Form 8-K as provided in the Securities and Exchange Commission's interim guidance regarding filing requirements for Item 12 of Form 8-K (Release No. 33-8216). Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, (The "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly set forth by specific reference in such filings.

      On April 22, 2003, AMETEK, Inc. issued a press release announcing its financial results for the first quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99(a) to this report.





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                                  AMETEK, Inc.



                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                           AMETEK, Inc.
                                               ---------------------------------
                                                          (Registrant)




                                               By  /s/ John J. Molinelli
                                                  ------------------------------
                                                  John J. Molinelli
                                                  Executive Vice President -
                                                  Chief Financial Officer
                                                  (Principal Financial Officer)



      April 23, 2003



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                                  AMETEK, Inc.


                                  EXHIBIT INDEX




Exhibit Number                            Description
--------------                            -----------
   99 (a) Copy of press release issued by AMETEK, Inc. on April 22, 2003.






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